UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2020

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, No Par Value	SKYW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.04—TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

As previously reported, SkyWest, Inc. (the “Company” ) has elected to change the recordkeeper and trustee for the SkyWest, Inc. Employees’ Retirement Plan (the “Plan”). As a result of this change, there will be a blackout period in which Plan participants and beneficiaries temporarily will be unable to obtain a loan or distribution or direct or diversify their Plan investments, including investments in the Company’s common stock held in the Plan. This period of restriction is necessary in order to transfer Plan account information and Plan assets from Wells Fargo Bank, N.A. to Charles Schwab Trust Bank, the new trustee, and Schwab Retirement Plan Services, Inc., the new recordkeeper. The blackout period is now expected to begin at 4:00 p.m. Eastern time on April 30, 2020, and end during the week of May 24, 2020 (the “Blackout Period”)

On March 31, 2020, the plan administrator distributed a new notice to Plan participants and beneficiaries (the “Updated ERISA Blackout Period Notice”), as required by Section 101(i)(2)(B) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company was deemed to receive the issuer notice required by Section 101(i)(2)(E) of ERISA on March 31, 2020, the date that the Updated ERISA Blackout Period Notice was distributed. The Updated ERISA Blackout Period Notice is an update to the previous notice that was sent to Plan participants and beneficiaries on February 14, 2020, as reported by the Company on its Current Report on Form 8-K filed on February 20, 2020.

On March 31, 2020, the Company sent a new notice regarding the Blackout Period (the “Updated Director and Officer Blackout Period Notice” and together with the Updated ERISA Blackout Period Notice, the “Updated Notices”) to its directors and Section 16 officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, notifying them of the Blackout Period and the restrictions on trading in the Company’s securities that apply to them during the Blackout Period. The Updated Director and Officer Blackout Period Notice is an update to the previous notices that the Company sent to its directors and Section 16 officers on February 17, 2020 and March 17, 2020, as reported by the Company on its Current Reports on Form 8-K filed on February 20, 2020 and March 17, 2020, respectively.

The foregoing description of the Updated Notices does not purport to be complete and is qualified in its entirety by reference to the complete text of the Updated Notices, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting SkyWest’s Director, Risk and Benefits, by telephone at (435) 634-3222, or in writing, at bhiggins@skywest.com or 444 South River Road, St. George, Utah 84790-2086.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Title of Document
99.1	Notice from the SkyWest, Inc. Employees’ Retirement Plan

99.2	Notice to SkyWest, Inc. Directors and Section 16 Officers

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: March 31, 2020	By	/s/ Eric J. Woodward

Eric J. Woodward, Chief Accounting Officer